UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2021
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Trading Symbol

Common Stock, par value $.01 per share         APTS                 NYSE

Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 16, 2021, POP 4208 SIX FORKS ROAD, L.P., a Delaware limited partnership (“Captrust Seller”), POP MORROCROFT, L.P., a Delaware limited partnership (“Morrocroft Seller”), POP 150 FAYETTEVILLE, L.P., a Delaware limited partnership ("150 Fayetteville Seller”), POP CAPITOL TOWERS, LP, a Delaware limited partnership ("Capitol Towers Seller”), PAC GALLERIA 75, LLC, a Delaware limited liability company (“Galleria 75 Seller"), POP 8 WEST MEZZANINE LENDING, LLC, a Delaware limited liability company (“8 West Seller”), Preferred Office Properties, LLC, a Delaware limited liability company (“POP”), POP Armour Yards, LLC, a Delaware limited liability company (“Armour Yards Seller”) and POP 251 Armour Yards, LLC, a Delaware limited liability company (“251 Armour Seller” and together with “Armour Yards Seller”, “POP”, “8 West Seller”, Captrust Seller, Morrocroft Seller, 150 Fayetteville Seller, Capitol Towers Seller, Galleria 75 Seller, collectively, “Seller”) entered into a series of transactions (the “Office Agreements”) with HIGHWOODS REALTY LIMITED PARTNERSHIP, L.P., a North Carolina limited partnership (“Purchaser”), in order to dispose of its office properties and one office real estate loan investment (the “Office Portfolio”) for an aggregate purchase price of $717.5 million, including the assumption of debt. Each Seller is an indirect subsidiary of Preferred Apartment Communities, Inc. (“PAC”).

The Office Portfolio consists of the following office assets: (1) Captrust Tower, an approximately 300,389 square foot office building located in Raleigh, North Carolina (“Captrust Tower”); (2) 150 Fayetteville, an approximately 560,000 square foot office building located in Raleigh, North Carolina (“150 Fayetteville”); (3) Capitol Towers, an approximately 478,630 square foot office building located in Charlotte, North Carolina (“Capitol Towers”); (4) Morrocroft Centre, an approximately 292,000 square foot office building located in Charlotte, North Carolina (“Morrocroft Centre”); (5) Galleria 75, a 111,000 square foot office complex located in Atlanta, Georgia (“Galleria 75"); (6) a $19,192,597.00 real estate loan investment related to a recently constructed office building known as 8 West, an approximately 200,000 square foot office building located in Atlanta, Georgia; (7) Armour Yards, an approximately 187,000 square foot creative office complex located in Atlanta, Georgia (“Armour Yards”); and (8) 251 Armour Yards, an approximate 36,000 square foot creative office complex located in Atlanta, Georgia (“251 Armour”).

The Office Agreements provide for: (i) an expired due diligence period and (ii) $50 million of earnest money deposits that are non-refundable except in limited circumstances that Purchaser deposited with the escrow agent on April 19, 2021. As part of the transaction, PAC will separately market Armour Yards and 251 Armour for sale to a third party. The dispositions are expected to close during the third quarter of 2021 and are subject to the satisfaction of customary conditions to closing by the parties, provided the Armour Yards and 251 Armour transaction may close earlier or later than the third quarter of 2021 depending on whether PAC chooses to sell them to a third party purchaser or requires Purchaser to purchase them (with an outside closing date in the first quarter of 2022). The Office Agreements also contain additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. Although the Company now believes the dispositions should occur, there can be no assurance that the dispositions will be consummated.

The Company intends to file each Office Agreement as an exhibit to its Quarterly Report of Form 10-Q for the period ending June 30, 2021.

Item 7.01 Regulation FD Disclosure.

On Monday, April 19, 2021, Preferred Apartment Communities, Inc. (the “Company”) issued a press release announcing an agreement to dispose certain of its office assets. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release Dated April 19, 2021

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of forward-looking terminology such as "may", "trend", "will", "expects", "plans", "estimates", "anticipates", "projects", "intends", "believes", "goals", "objectives", "outlook" and similar expressions. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements, including risks related to the closing of the transaction and timing thereof. These risks, uncertainties and contingencies include, but are not limited to, (a) the completion of the transaction described in this press release, (b) the impact of this transaction and the contemplated investment of the sale proceeds and (c) those disclosed in PAC's filings with the Securities and Exchange Commission. PAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: April 19, 2021	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary